                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF

                           PACIFIC SCIENTIFIC COMPANY
                                       AT
                              $23.75 NET PER SHARE

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 15, 1997
               AND THE SUPPLEMENT THERETO DATED JANUARY 30, 1998
                                       OF
                               TORQUE CORPORATION
                          a wholly owned subsidiary of

                             KOLLMORGEN CORPORATION
-----------------------------------------------------------------------------
    THE OFFER IS EXTENDED. THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 8:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 13, 1998,
   UNLESS THE OFFER IS FURTHER EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

                     BY MAIL:                                  BY HAND/OVERNIGHT DELIVERY:
               Wall Street Station                                    Receive Window
                  P.O. Box 1023                                     Wall Street Plaza
          New York, New York 10268-1023                         88 Pine Street, 19th Floor
                                                                 New York, New York 10005

                                 BY FACSIMILE:
                                 (212) 701-7636

                             CONFIRM BY TELEPHONE:
                                 (212) 701-7624

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

       THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    While the previously circulated YELLOW Letter of Transmittal refers to the Offer to Purchase dated December 15, 1997, stockholders making use thereof to tender their Shares will nevertheless receive $23.75 per Share for each Share validly tendered and not withdrawn and accepted for payment pursuant to the Offer, subject to the conditions of the Offer. STOCKHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED AND HAVE NOT WITHDRAWN THEIR SHARES PURSUANT TO THE OFFER ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE THE INCREASED TENDER PRICE OF $23.75 PER SHARE.
    This revised YELLOW Letter of Transmittal or the previously circulated BLUE Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares or, if applicable, Rights (as such terms are defined below) are to be forwarded herewith or if delivery of Shares or, if applicable, Rights, is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and, together, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedures described in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.
    As of the date of the Offer to Purchase, the Rights are evidenced by the certificates evidencing the Shares (the "Share Certificates") and do not trade separately. Accordingly, by tendering a Share Certificate evidencing Shares, a shareholder is automatically tendering a similar number of associated Rights. If, however, pursuant to the Rights Agreement (as defined below) or for any other reason, the Rights detach and separate certificates evidencing the Rights ("Rights Certificates") are issued, shareholders will be required to tender one Right for each share of Common Stock tendered in order to effect a valid tender of such share of Common Stock.
    Shareholders whose Share Certificates (or, if applicable, Rights Certificates) are not immediately available or who cannot deliver their Share Certificates (or, if applicable, Rights Certificates) and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares, must do so pursuant to the guaranteed delivery procedure described in
Section 3 of the Offer to Purchase. See Instruction 2.

/ /        CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT
           ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

           Name of Tendering Institution
           Check Box of Applicable Book-Entry Transfer Facility:

           (CHECK ONE)       / / DTC                                        / / PDTC

Account Number________________________________________
Transaction Code Number________________________________________

/ /        CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
           SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

           Name(s) of Registered Holder(s)
           Window Ticket No. (if any)
           Date of Execution of Notice of Guaranteed Delivery
           Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer, check box of applicable Book-Entry Transfer Facility:

           (CHECK ONE)       DTC / /                                        / / PDTC

Account Number________________________________________
Transaction Code Number________________________________________

 ----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
 ----------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                      APPEAR(S)                           SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
               ON SHARE CERTIFICATE(S))                     (ATTACH ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------

                                                                         TOTAL NUMBER
                                                                              OF
                                                                            SHARES
                                                            SHARE        EVIDENCED BY     NUMBER OF
                                                         CERTIFICATE        SHARE           SHARES
                                                          NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------
                                                         TOTAL SHARES

------------------------------------------------------------------------------------------------------

* Need not be completed by shareholders delivering Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
    ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF RIGHTS TENDERED*
 ----------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(S) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                     APPEAR(S) ON                        RIGHTS CERTIFICATE(S) AND RIGHT(S) TENDERED
                RIGHTS CERTIFICATE(S))                      (ATTACH ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------

                                                                         TOTAL NUMBER
                                                                              OF
                                                                            RIGHTS
                                                            RIGHTS       EVIDENCED BY     NUMBER OF
                                                         CERTIFICATE        RIGHTS          RIGHTS
                                                         NUMBER(S)**    CERTIFICATE(S)**  TENDERED***
                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------
                                                         TOTAL RIGHTS

------------------------------------------------------------------------------------------------------

*   Need not be completed unless separate Rights Certificates have been issued.

** Need not be completed by shareholders delivering Rights by book-entry transfer.

*** Unless otherwise indicated, it will be assumed that all Rights evidenced by each Rights Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
    The undersigned hereby tenders to Torque Corporation, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Kollmorgen Corporation, a New York corporation ("Parent"), the above-described shares of common stock, par value $1.00 per share (the "Common Stock"), of Pacific Scientific Company, a California corporation (the "Company"), including the associated preferred share purchase rights (the "Rights" and, together with the Common Stock, the "Shares") issued pursuant to the Preferred Share Purchase Rights Plan, dated as of December 21, 1997, as amended (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C. as Rights Agent (the "Rights Agent"), pursuant to Purchaser's offer to purchase 6,347,241 Shares, or such greater or lesser number of Shares that, together with Shares owned by Parent and Purchaser, would constitute a majority of the outstanding Shares on a fully diluted basis (such number of Shares being the "Minimum Number") at a price of $23.75 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 15, 1997 (the "Offer to Purchase") as amended and supplemented by the Supplement thereto dated January 30, 1998 (the "Supplement"), receipt of which is hereby acknowledged, and in the related Letters of Transmittal (which, as amended from time to time, and the Offer to Purchase as it may be amended from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    The undersigned understands that, unless the Rights are redeemed prior to the Expiration Date (as defined in the Offer to Purchase), holders of Shares will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date, a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, certificates representing a number of Rights ("Rights Certificates") equal to the number of shares of Common Stock being tendered must be delivered to the Depositary in order for such shares of Common Stock to be validly tendered. If a Distribution Date has occurred, the undersigned agrees hereby to deliver Rights Certificates representing a number of Rights equal to the number of shares of Common Stock tendered herewith to the Depositary within three business days after the date such Rights Certificates are distributed. Purchaser reserves the right to require that the Depositary receive such Rights Certificates, or a Book-Entry Confirmation (as defined in the Offer to Purchase), if available, with respect to such Rights prior to accepting shares of Common Stock for payment. Payment for shares of Common Stock tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, such Rights Certificates, if such certificates have been distributed to holders of Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after December 15, 1997, other than regular quarterly dividends on the Shares declared and paid at times consistent with past practice in an amount not in excess of $0.03 per Share (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints James A. Eder, Robert J. Cobuzzi and Gideon Argov, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates (or, if applicable, Rights Certificates) evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates (or, if applicable, Rights Certificates) evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates (or, if applicable, Rights Certificates) evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates (or, if applicable, Rights Certificates) to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

      To be completed ONLY if the check for the purchase price of Shares or Share Certificates (or, if applicable, Rights Certificates) evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue / / check / / Share Certificates (or, if applicable, Rights Certificates) to:
  Name  ______________________________________________________________________

                                  PLEASE PRINT
  Address ____________________________________________________________________
  ____________________________________________________________________________
                                   (ZIP CODE)
                         ------------------------------
   TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
  / / Credit Shares (or Rights, if applicable) delivered by book-entry transfer and not purchased to the account set forth below:

  Check appropriate box:    / / DTC / / PDTC
  Account Number: ____________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates (or, if applicable, Rights Certificates) evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered" (or, if applicable, "Description of Rights Tendered").

  Mail / / check / / Share Certificates (or, if applicable, Rights Certificates) to:

  Name _______________________________________________________________________

                                  PLEASE PRINT

  Address ____________________________________________________________________

  ____________________________________________________________________________

                                   (ZIP CODE)
                         ------------------------------

                                   IMPORTANT
                            SHAREHOLDERS: SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

   ------------------------------------------------------------

   ------------------------------------------------------------

                                                    SIGNATURE(S) OF HOLDER(S)
  Dated: ________________________________, 1998

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates (or, if applicable, Rights Certificates) or on a security position listing by (a) person(s) authorized to become (a) registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)
  NAME(S) ____________________________________________________________________

                                 (PLEASE PRINT)
  CAPACITY (full title) ______________________________________________________
  ADDRESS ____________________________________________________________________

                               (INCLUDE ZIP CODE)
  AREA CODE AND TELEPHONE NO. (   )___________________________________________
  TAX IDENTIFICATION OR SOCIAL SECURITY NO. __________________________________

                                              (SEE SUBSTITUTE FORM W-9 ON
                                 REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

      FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-5 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.
    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES (OR, IF APPLICABLE, RIGHTS CERTIFICATES). This Letter of Transmittal is to be used either if Share Certificates (or, if applicable, Rights Certificates) are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined below), in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If a Distribution Date (as defined in the Offer to Purchase) has occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at a Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date on which such Rights Certificates are distributed. If Share Certificates (or, if applicable, Rights Certificates) are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates (or, if applicable, Rights Certificates) are not immediately available, who cannot deliver their Share Certificates (or, if applicable, Rights Certificates) and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or, if applicable, Rights Certificates) evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within (A) three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase, or (B) three business days after Rights Certificates are distributed to holders of Shares, as applicable.
    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES (OR, IF APPLICABLE, RIGHTS CERTIFICATES) AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.
    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate (or, if applicable, Rights Certificate) numbers, the number of Shares evidenced by such Share Certificates (or, if applicable, the number of Rights evidenced by such Rights Certificates) and the number of Shares (or, if applicable, Rights) tendered should be listed on a separate signed schedule and attached hereto.
    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate (or, if applicable, fewer than all the Rights evidenced by any Rights Certificate) delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares (or, if applicable, Rights) which are to be tendered in the box entitled "Number of Shares Tendered" (or, if applicable, "Number of Rights Tendered"). In such cases, new Share Certificates (or, if applicable, the remainder of Rights that were evidenced by the Rights Certificates) evidencing the remainder of the Shares that were evidenced by the Share Certificates (or, if applicable, Rights Certificates) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares (or, if applicable, Rights) evidenced by Share Certificates (or, if applicable, Rights Certificates) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates (or, if applicable, Rights Certificates) evidencing such Shares without alteration, enlargement or any other change whatsoever.
    If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.
    If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.
    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates (or, if applicable, Rights Certificates) or separate stock powers are required, unless payment is to be made to, or Share Certificates (or, if applicable, Rights Certificates) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificates (or, if applicable Rights Certificates) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates (or, if applicable Rights Certificates). Signatures on such Share Certificates (or, if applicable Rights Certificates) and stock powers must be guaranteed by an Eligible Institution.
    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificates (or, if applicable, Rights Certificate(s)) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates (or, if applicable Rights Certificates). Signatures on such Share Certificates (or, if applicable Rights Certificates) and stock powers must be guaranteed by an Eligible Institution.
    If this Letter of Transmittal or any Share Certificate (or, if applicable, Rights Certificate) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.
    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificates (or, if applicable Rights Certificates) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates (or, if applicable, Rights Certificates) evidencing the Shares tendered hereby.
    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificates (or, if applicable, Rights Certificates) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate (or, if applicable, Rights Certificate) is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" (or, if applicable, "Number of Rights Tendered") on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof.
    8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.
    9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct taxpayer identification number ("TIN") and other information on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether such shareholder is subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the correct information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.
    10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificate(s) or Rights Certificate(s) (has) (have) been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES (OR, IF APPLICABLE, RIGHTS CERTIFICATES) OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION
    Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the Internal Revenue Service.
    Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a properly completed Form W-8 (or substitute form), signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.
    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that proper information is submitted to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9
    To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (i) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY
    The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                 PAYER'S NAME: Harris Trust Company of New York


               SUBSTITUTE                 PART I--Taxpayer Identification Number--
                FORM W-9                  For all accounts, enter taxpayer                   Social Security Number
       Department of the Treasury         identification number in the box at                          OR
        Internal Revenue Service          right. (For most individuals, this is
                                          your social security number. If you do         Employer Identification Number
                                          not have a number, see Obtaining a                 (If awaiting TIN write
                                          Number in the enclosed GUIDELINES).                    "Applied For")
                                          Certify by signing and dating below.
                                          Note: If the account is in more than one
                                          name, see the chart in the enclosed
                                          GUIDELINES to determine which social
                                          security or employer identification
                                          number to give the payer.
Payer s Request for Taxpayer              PART II--For Payees Exempt From Backup Withholding, see the enclosed GUIDELINES
Identification number (TIN)               and complete as instructed therein.
CERTIFICATION--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to
    me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the
    "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)
SIGNATURE                                                    DATE                                  , 1998

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31%. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED
            "APPLIED FOR" IN PLACE OF A TIN IN SUBSTITUTE FORM W-9.

                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED
TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER
IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY
ADMINISTRATION OFFICE, OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I
UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF
ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT THAT SUCH AMOUNTS MAY BE REFUNDED TO ME IF
I THEN PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS.
                                      SIGNATURE   DATE , 1998

    Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. This Letter of Transmittal, certificates evidencing Shares and any other required documents should be sent or delivered by each shareholder or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

             BY MAIL:                    BY HAND/OVERNIGHT DELIVERY:
        Wall Street Station                    Receive Window
           P.O. Box 1023                      Wall Street Plaza
   New York, New York 10268-1023         88 Pine Street, 19th Floor
                                          New York, New York 10005

                                 BY FACSIMILE:
                                 (212) 701-7636

                             CONFIRM BY TELEPHONE:
                                 (212) 701-7624

    Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005
                 BANKS AND BROKERS CALL COLLECT (212) 440-9800
                    ALL OTHERS CALL TOLL-FREE (800) 223-2064
                      THE DEALER MANAGER FOR THE OFFER IS:
                              SALOMON SMITH BARNEY
                            SEVEN WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (888) 746-7939